March 27, 2009

NeoMedia Technologies, Inc.
Two Concourse Parkway, Suite 500
Atlanta, GA 30328
Attention: Chief Executive Officer

Re:	Letter Agreement Re: Extension of Maturity Dates for Secured Convertible Debenture

Gentlemen:

Reference is made to that certain Secured Convertible Debenture No. NEOM-4-1, dated March 27, 2007 issued by NeoMedia Technologies Inc. (the “Borrower”) to YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP (the “Lender”), in the original principal amount of $7,458.651 (as the same may be amended and in effect, the “Debenture”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Debenture.

The Borrower has requested that the Lender agree to extend the maturity date of the Debentures until July 29, 2010, and the Lender has agreed to do so, but only upon the terms and conditions set forth herein.  Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1.           Extension of Maturity Dates.  The “Maturity Date” of the Debentures are hereby extended to July 29, 2010. The Borrower acknowledges and agrees that this extension (a) is a one-time extension for the specific period indicated, and (b) shall not be deemed to constitute (i) an agreement to provide any further extension of the Maturity Dates of the Debentures, or (ii) a waiver of any existing Events of Default, whether known or unknown, or of any the provisions of the Debentures or any other Transaction Documents.

2.           Ratification.  The Borrower hereby acknowledges, confirms, and agrees that, except as specifically modified herein, the Debentures and all other documents related to any of the foregoing or executed in connection therewith remain in full force and effect, and confirm and ratify each of the terms thereof.

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This letter agreement is executed under seal as of the date set forth above.

LENDER:

YA GLOBAL INVESTMENTS, L.P.

By: Yorkville Advisors, LLC
Its: Investment Manager

By:	/s/ Gerald Eicke
Name: Gerald Eicke
Title: Managing Partner

ACCEPTED AND AGREED:

BORROWER:

NEOMEDIA TECHNOLOGIES INC.

By:	/s/ Michael W. Zima
Name: Michael W. Zima
Title: Chief Financial Officer